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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2003

CENDANT MORTGAGE CAPITAL LLC (as company under a Pooling and Servicing Agreement, dated as of February 1, 2003, providing for, inter alia, the issuance of CDMC Mortgage Pass- Through Certificates, Series 2003-1)


                          Cendant Mortgage Capital LLC
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             (Exact name of registrant as specified in its charter)


         Delaware                   333-87252                   52-233-8856
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Formation)                      File Number)             Identification No.)

3000 Leadenhall Road
Mount Laurel, New Jersey
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                                                                   08054
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                                                                 (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (856) 917-6200


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)    Not applicable

          (b)    Not applicable

          (c)    Exhibits:

          1. Pooling and Servicing Agreement, dated as of February 1, 2003 among Cendant Mortgage Capital LLC, as company, Cendant Mortgage Corporation, as master servicer, and Citibank, N.A., as trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CENDANT MORTGAGE CAPITAL LLC

                                               By:      /s/ Joseph Suter
                                                        ------------------------
                                               Name:    Joseph Suter
                                               Title:   Senior Vice President

Dated: March 12, 2003

                                     EXHIBIT